                                                                 Exhibit 99
                    COCA-COLA ENTERPRISES INC                    Page 1 of 4
                CONSOLIDATED STATEMENTS OF INCOME
          (Unaudited; In Millions Except Per Share Data)

                                                     Second Quarter
                                             -----------------------------
                                              1997       1996 (a)   Change
                                             -------    -------     -------
Net Operating Revenues                       $ 2,905    $ 2,016       44%
Cost of Sales                                  1,821      1,253       45%
                                             -------    -------
Gross Profit                                   1,084        763       42%
Selling, General and Administrative Expenses     774        578       34%
                                             -------    -------
Operating Income                                 310        185       68%
Interest Expense - Net                           127         84       51%
Other Nonoperating Expenses - Net                  1          -
                                             -------    -------
Income Before Income Taxes                       182        101       80%
Income Tax Expense                                71         42       69%
                                             -------    -------
Net Income                                       111         59       88%
Preferred Stock Dividends                          -          2
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $   111    $    57       95%
                                             =======    =======
Average Common Shares Outstanding                384        370 (b)
                                             =======    =======
Net Income Per Common Share (c)              $  0.29    $  0.15       93%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   310    $   185       68%
  Depreciation                                   139         90       54%
  Amortization                                    75         57       32%
                                             -------    -------
Cash Operating Profit                        $   524    $   332       58%
                                             =======    =======

(a) Reported second-quarter 1996 results include the operating results of the Ouachita Coca-Cola Bottling Company from the date of acquisition, February 21, 1996. The Coke West, French and Belgian, and British bottler acquisitions are not included in reported second-quarter results.
(b) Adjusted for 3-for-1 stock split.
(c) Per share data calculated prior to rounding to millions.













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                                                                  Exhibit 99
                   COCA-COLA ENTERPRISES INC                      Page 2 of 4
                CONSOLIDATED STATEMENTS OF INCOME
          (Unaudited; In Millions Except Per Share Data)

                                                       Six Month
                                             -----------------------------
                                              1997 (a)    1996 (b)   Change
                                             -------     -------    -------
Net Operating Revenues                       $ 5,046     $ 3,616       40%
Cost of Sales                                  3,162       2,223       42%
                                             -------     -------
Gross Profit                                   1,884       1,393       35%
Selling, General and Administrative Expenses   1,516       1,117       36%
                                             -------     -------
Operating Income                                 368         276       33%
Interest Expense - Net                           234         163       44%
Other Nonoperating Expenses - Net                  6 (c)       -
                                             -------     -------
Income Before Income Taxes                       128         113       13%
Income Tax Expense                                50          47        6%
                                             -------     -------
Net Income                                        78          66       18%
Preferred Stock Dividends                          2           4
                                             -------     -------
Net Income Applicable to Common
  Share Owners                               $    76     $    62       23%
                                             =======     =======
Average Common Shares Outstanding (d)            381         375
                                             =======     =======
Net Income Per Common Share (e)              $  0.20     $  0.17       18%
                                             =======     =======
Cash Operating Profit Data:
  Operating Income                           $   368     $   276       33%
  Depreciation                                   259         176       47%
  Amortization                                   171         107       60%
                                             -------     -------
Cash Operating Profit                        $   798     $   559       43%
                                             =======     =======

(a) Reported six-month 1997 results include the operating results of the British bottler beginning with the month of March 1997 and interest expense associated with this acquisition from the closing date of February 10, 1997.
(b) Reported six-month 1996 results include the operating results of the Ouachita Coca-Cola Bottling Company from the date of acquisition on February 21, 1996. The Coke West, French and Belgian, and British bottler acquisitions are not included in reported six-month 1996 results. Reported six-month 1996 cost of sales includes the favorable $10 million settlement from certain suppliers (2 cents per common share after tax on a split-adjusted basis).
(c) Reported six-month 1997 results include a $6 million, or 1 cent per common share (split-adjusted), one-time charge related to the April 1, 1997 redemption of 8 3/4 percent Debentures due April 1, 2017.
(d) Adjusted for 3-for-1 stock split.
(e) Per share data calculated prior to rounding to millions.



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                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                           (In Millions)

                                                 June 27,      December 31,
                                                   1997            1996
                                               -----------      ----------
                                               (Unaudited)
ASSETS
Current
  Cash and cash investments                     $    31         $    47
  Trade accounts receivable, net                  1,152             668
  Inventories                                       476             317
  Current deferred income tax assets                148             140
  Prepaid expenses and other current assets         163             147
                                                -------         -------
    Total Current Assets                          1,970           1,319
Net Property, Plant and Equipment                 3,288           2,812
Franchises and Other Noncurrent Assets, Net       9,610           7,103
                                                -------         -------
                                                $14,868         $11,234
                                                =======         =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses         $ 1,840         $ 1,199
  Current portion of long-term debt               2,117             491
                                                -------         -------
    Total Current Liabilities                      3,957           1,690
Long-Term Debt                                    5,129           4,814
Retirement and Insurance Programs and
  Other Long-Term Obligations                       849             699
Long-Term Deferred Income Tax Liabilities         3,293           2,481
Share-Owners' Equity
  Preferred stock                                     -             134
  Common stock                                      442             147
  Additional paid-in capital                      1,303           1,434
  Reinvested earnings                               301             237
  Cumulative effect of currency translations        (23)             21
  Cost of common stock in treasury                 (383)           (423)
                                                -------         -------
                                                  1,640           1,550
                                                -------         -------
                                                $14,868         $11,234
                                                =======         =======















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                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information               Page 4 of 4
                               (Unaudited)



                                                Reported        Comparable
Second-Quarter 1997                              Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit
  Consolidated                                      58%               9%
  Currency Neutral                                  N/A              10%

Physical Case Bottle and Can Volume (b)
  Consolidated                                      39%               2%
  United States Groups                              N/A               3%
  European Group                                    N/A             Flat

Fountain Gallon Volume                              29%               3%

Net Revenues Per Case (Bottle and Can)               4%          (1 1/2%)

Cost of Sales Per Case (Bottle and Can)          5 1/2%          (2 1/2%)


Six-Months 1997
-------------------
Cash Operating Profit
  Consolidated                                      43%               9%
  Currency Neutral                                  N/A              10%

Physical Case Bottle and Can Volume (b)
  Consolidated                                      36%               6%
  United States Groups                              N/A               6%
  European Group                                    N/A               4%

Fountain Gallon Volume                              26%               4%

Net Revenues Per Case (Bottle and Can)           2 1/2%              (2%)

Cost of Sales Per Case (Bottle and Can)              5%          (2 1/2%)

(a) To determine the comparable change 1996 results have been adjusted to include the results of material 1996 and 1997 acquisitions for the same periods they are included in reported 1997 results and to exclude the first-quarter 1996 favorable supplier settlement from six-month results.
(b) To determine the 1997 comparable volume change, 1996 volume results have been adjusted for acquisitions and common fiscal periods.










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